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                                                                  EXHIBIT 10.139

                               PURCHASE AGREEMENT


       THIS AGREEMENT ("Agreement") made and entered into this 2nd day of October, 1995 by and between Teltronics, Inc. ("Seller"), a Delaware corporation with its principal office at 2150 Whitfield Industrial Way, Sarasota, Florida 34243, and SR Comms Management Ltd., a United Kingdom corporation with its principal office at 1 The Herculean, Porz Avenue, Houghton Regis, Dunstable, Bedfordshire, UK LU5 5XE ("Buyer").

                         W  I  T  N  E  S  S  E  T  H:

       WHEREAS, Seller and Buyer's subsidiary entered into a Software License Agreement dated as of December 3, 1992 ("License Agreement") pursuant to which Buyer granted Seller the exclusive right to market, use and otherwise commercialize Buyer's Unix-based telemanagement system software ("Orbitel Unix System") in North and South America ("Territory"); and
       WHEREAS, Seller desires to sell to Buyer and Buyer desires to acquire from Seller (i) Seller's right to market, use and otherwise commercialize the Orbitel Unix System in the Territory ("Territorial Rights"), (ii) all of Seller's right, title and interest in and to the maintenance agreements listed on Schedule 5(a)(iii) attached to this Agreement ("Maintenance Agreements"), and (iii) all of Seller's right, title and interest in any modifications made by Seller in the Orbitel Unix System ("Modifications"). The Territorial Rights, Maintenance Agreements and Modifications are hereinafter collectively referred to as the "Assigned Rights".
       NOW, THEREFORE, in consideration of the mutual covenants and promises contained in this Agreement, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Seller and Buyer mutually covenant and agree as follows:

       1.          Sale and Purchase of Assigned Rights.
                   (a) Upon the terms and subject to the conditions contained in this Agreement, on the Closing Date (as defined in paragraph 3 of this Agreement), Seller will sell, assign, transfer and convey to Buyer and Buyer will accept, acquire and purchase from Seller, the Assigned Rights. The sale of the Assigned Rights under this Agreement does not include or affect in any way Seller's right to market, use, commercialize and otherwise deal in any of Seller's products, including specifically but not exclusively Seller's Orbitel Windows and Orbitel DOS products, and otherwise to compete within the Territory or elsewhere.



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                   (b)       Seller confirms that upon the consummation of the
transactions contemplated by this Agreement and the full and complete performance by Buyer of its obligations under this Agreement, Seller will have no further proprietary rights in the Orbitel Unix System. The sale of the Assigned Rights does not include any other assets of Seller, including without limitation funds Seller may hereafter receive pursuant to invoices sent by Seller prior to the Closing Date for services under the Maintenance Agreements. Seller will notify Buyer of any amounts due under a Maintenance Agreement which is not received within 90 days of the due date and Buyer shall have the right but not the obligation to terminate that Maintenance Agreement.
       2. Consideration. As full and adequate consideration for sale of the Assigned Rights under this Agreement:
                   (a)       Buyer shall pay to Seller:
                             (i)     One Hundred Sixty-Five Thousand and No/100
United States Dollars ($165,000.00 U.S.) by certified, cashiers or bank check at or prior to the Closing;
                             (ii)    an amount equal to twenty percent (20%) of
all revenues of the Orbitel Unix System software in the Territory, exclusive of maintenance, warranty, installation and any other ongoing service or support charges and after deduction of all freight or transportation charges or allowances or tax included in the price, from sales to customers listed on
Schedule 2(a)(ii) attached to this Agreement during the twelve (12) month period immediately following the Closing Date;
                             (iii)   an amount equal to five percent (5%) of
all revenues of the Orbitel Unix System software in the Territory, exclusive of maintenance, warranty, installation and any other ongoing service or support charges and after deduction of all freight or transportation charges or allowances or tax included in the price, from sales to customers that are not listed on Schedule 2(a)(ii) attached to this Agreement during the eighteen (18) month period immediately following the Closing Date; and
                   (b) Buyer shall execute and deliver to Seller the Assumption and Indemnity Agreement attached as Exhibit A to this Agreement
       3. Closing Date. The closing of the sale of the Assigned Rights shall take place at the offices of Seller at 10:00 a.m. on October 2, 1995 or on such later date as Buyer and Seller shall mutually agree to ("Closing Date" or "Closing").
       4. Instruments of Transfer; Payment of Purchase Price and Assumption of Liabilities; Further Assurances.




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                   (a)       Seller's Deliveries.   At the Closing, the Seller
shall deliver to the Buyer:

                             (i)     Assignment Instrument for the Assigned
Rights, in form reasonably satisfactory to the Buyer;

                             (ii)    Source code for the Modifications
(programs as listed on Schedule 4(a)(ii)) in machine readable form and all documentation including object and source code listings and the printed summaries thereof in human readable form;

                             (iii)   The Assumption and Indemnity Agreement
described in paragraph 2(b) of this Agreement;

                             (iv)    The Mutual Release and Termination
Agreement described in paragraph 7(e) of this Agreement;

                             (v)     Such other instrument or instruments of
transfer, in such form, as shall be reasonably necessary or appropriate to vest in the Buyer good and valid title to the Assigned Rights free and clear of all liens, charges, encumbrances, security interests or any other third party rights.

                   (b) Buyer's Deliveries. At the Closing, the Buyer shall deliver to the Seller:

                             (i)     Certified, cashiers or bank check for an
aggregate amount of One Hundred Sixty-Five Thousand and NO/100 United States Dollars ($165,000.00 U.S.).

                             (ii)    The Assumption and Indemnity Agreement
described in paragraph 2(b) of this Agreement.

                             (iii)   The Mutual Release and Termination
Agreement described in paragraph 7(e) of this Agreement.

       5.          Representations and Warranties.

                   (a) Seller's Representations and Warranties. Seller represents and warrants at the date of this Agreement and as of the Closing that:

                             (i)     Organization; Good Standing.  The Seller
is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all requisite power and authority to own, operate and lease its properties and assets and to enter into and perform its obligations under this Agreement; and

                             (ii)    Authority.  At or prior to Closing, this
Agreement and all other instruments in connection with this Agreement will have been duly executed and delivered by Seller,




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will have been authorized by all necessary action, corporate or otherwise, and will constitute legal, binding obligations of the Seller enforceable against Seller in accordance with their terms.

                             (iii)   Maintenance Agreements, etc.  Set forth in
Schedule 5(a)(iii) attached to this Agreement is a complete and accurate list of the Maintenance Agreements currently in effect with all invoiced amounts paid in full and a complete and accurate list of the Maintenance Agreements currently in force with invoiced amounts which have not been paid in full. The form of the Maintenance Agreement is also attached as Schedule 5(a)(iii) to this Agreement.

                             (iv)    Warranties, etc.  The form of warranty
Seller provides to customers purchasing the Orbitel Unix System, together with a list of all customers to which Seller currently owes outstanding Orbitel Unix warranty obligations, is set forth on Schedule 5(a)(iv) attached to this Agreement.

                             (v)     Modifications.  Except to the extent that
the license by Buyer to Seller of the Orbitel Unix System under the License Agreement contravened the copyrights or the rights of others, the Modifications are original software and Seller has the right, power and authority to sell the Modifications, which do not contravene copyrights and rights of others.

                             (vi)    Ownership.  Except to the extent that the
license by Buyer to Seller of the Orbitel Unix System under the License Agreement contravened copyrights or the rights of others, Seller has good and valid title to the Assigned Rights, free and clear of all liens, charges, encumbrances or rights of others.

                             (vii)   Litigation.  There are no actions, suits
or proceedings, either at law or in equity, of any kind now pending against or affecting the Assigned Rights, and Seller is not aware of any facts upon which any such action, suit or proceeding might be commenced.

                             (viii)  Notice of Infringement.  The Seller has
not received any written notice claiming that the Orbitel Unix System or any of the Modifications infringes upon the copyrights, or any other intellectual property rights of any other person, firm or corporation.

                   (b) Buyer's Representations and Warranties. Buyer represents and warrants at the date of this Agreement and as of the Closing that:

                             (i)     Organization; Good Standing.  The Buyer is
a corporation duly organized, validly existing and in good standing under the laws of the United Kingdom, and has all requisite power and authority to own, operate and lease its properties and assets and to enter into and perform its obligations under this Agreement;




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                             (ii)    Authority.  At or prior to Closing, this
Agreement and all other instruments in connection with this Agreement will have been duly executed and delivered by Buyer, will have been authorized by all necessary action, corporate or otherwise, and will constitute legal, binding obligations of the Buyer enforceable against Buyer in accordance with their terms; and

       6.          Covenants.

                   (a)       Seller covenants and agrees with Buyer as follows:

                             (i)     Conduct of Business Pending Closing.
Prior to the Closing Date:

                                     a)   Seller will use its best efforts to
preserve Seller's Orbitel Unix System business intact and preserve for the Buyer the goodwill of the Seller's Orbitel Unix System customers; and

                                     b)   Seller will not sell, assign,
transfer, encumber, pledge, hypothecate or otherwise dispose of any of the Assigned Rights.

                   (b)       Buyer covenants and agrees with Seller as follows:

                             (i)     Within 30 days after each calendar
quarter during the term of the payments described in paragraphs 2(a)(ii) and 2(a)(iii) of this Agreement, the Buyer shall report to the Seller all Orbitel Unix System sales and payments in the Territory incurred during the preceding calendar quarter. Such quarterly reports shall indicate for each period the number of Orbitel Unix Systems shipped in the Territory by the Buyer, its affiliates and sublicensees and the corresponding amount of such payments. The Buyer shall keep, and it shall cause its affiliates and sublicensees to keep, accurate records in sufficient detail to enable the payments due to be verified. The records from which the payment reports are prepared need not be retained by the Buyer, its affiliates and sublicensees longer than two (2) years. Seller shall have the right to review and audit Buyer's books relating to sales of the Orbitel Unix Systems to verify the amounts payable under paragraphs 2(a)(ii) and 2(a)(iii) of this Agreement.

                             (ii)    The payments accrued, as reflected on the
quarterly reports provided for under paragraph 6(b)(i) above, shall be due and payable on the due date of each such quarterly report.

       7. Conditions Precedent to Buyer's Obligations. All of the obligations of Buyer under this Agreement are subject to fulfillment prior to or at the Closing Date, of the following conditions:




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                   (a)       Representations and Warranties True at Closing
Date. The Seller's representations and warranties contained in this Agreement shall be true at the Closing Date as though such representations and warranties were made on the Closing Date;

                   (b) Seller's Performance. Seller shall have performed and complied with all the terms, provisions, conditions and covenants of this Agreement to be complied with and performed by Seller at or prior to the Closing;

                   (c) Ownership of Assigned Rights. Except to the extent that the license of the Orbitel Unix System to Seller by Buyer under the License Agreement contravened copyrights or the rights of others, Seller will have good and valid title to the Assigned Rights;

                   (d) Assumption and Indemnity Agreement. Seller shall have executed and delivered to Buyer the Assumption and Indemnity Agreement attached as Exhibit A to this Agreement;

                   (e) Release and Termination. Seller shall have executed and delivered the Mutual Release and Termination of the License Agreement attached as Exhibit B to this Agreement.

       8. Conditions Precedent to Seller's Obligations. All of the obligations of Seller under this Agreement are subject to fulfillment prior to or at the Closing Date, of the following conditions:

                   (a) Representations and Warranties True at Closing Date. The Buyer's representations and warranties contained in this Agreement shall be true at the Closing Date as though such representations and warranties were made on the Closing Date;

                   (b) Buyer's Performance. Buyer shall have performed and complied with all the terms, provisions, conditions and covenants of this Agreement to be complied with and performed by Buyer at or prior to the Closing;

                   (c) Assumption and Indemnity Agreement. Buyer shall have executed and delivered to Seller the Assumption and Indemnity Agreement attached as Exhibit A to this Agreement;

                   (d) Release and Termination. Buyer shall have executed and delivered to Seller the Release and Termination of the License Agreement attached as Exhibit B to this Agreement;

       9. Expenses. Each of Seller and Buyer will pay their own legal fees and other expenses in connection with the sale, and Buyer shall pay all sales, transfer and documentary taxes payable in connection with the sale, it being intended that Seller shall not assume any liability with respect to same.




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       10.         Survival of Representations.  All representations and
warranties of Seller and Buyer shall survive and remain in effect for a period of eighteen (18) months from and after the Closing.

       11.         General.

                   (a) This Agreement embodies the entire agreement of Seller and Buyer, supersedes any other agreement, whether written or oral, relating to the subject matter of this Agreement, and may not be modified or changed, in whole or in part, nor may any of its provisions be waived, except by a written instrument signed by Seller and Buyer.

                   (b) This Agreement shall bind and inure to the benefit of Seller, Buyer and their respective successors and assigns, but shall not be assignable by any party without the prior written consent of the other.

                   (c) All notices or other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be considered as properly given or made if hand delivered, mailed from within the United States by certified or registered mail, or sent by prepaid telegram to the applicable address(es) appearing in the preamble to this Agreement, or to such other address as a party may have designated by like notice forwarded to the other parties hereto. All notices, except notices of change of address, shall be deemed given when mailed or hand delivered and notices of change of address shall be deemed given when received.

                   (d) This Agreement shall be governed by laws of the State of Florida.

                   (e) This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together constitute one and the same instrument.

       IN WITNESS WHEREOF, Buyer and Seller have duly executed this Agreement on the date first above written.


                                     SELLER:

                                     Teltronics, Inc.

                                     By: /s/ Ewen Cameron
                                        -----------------------------
                                        Ewen Cameron, President & CEO

                                     BUYER:

                                     SR Comms Management Ltd.

                                     By: /s/ Stuart Robins
                                        -----------------------------
                                        Stuart Robins, Director




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